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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): July 19, 2000

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

            DELAWARE                                  06-1523639
            (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)            Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

            Second Quarter 2000 Financial Results

            On July 19, 2000, Neuberger Berman Inc. ("Corporation") reported results of operations for the three months ended June 30, 2000. A copy of the press release issued by the Corporation is attached as
            Exhibit 99.1 and incorporated herein by reference.

            Also, on July 19, 2000 the Corporation announced that its Board of Directors had declared the Corporation's dividend for the second quarter of 2000, in the amount of $0.10 per share. The dividend will be payable on August 15, 2000 to stockholders of record at the close of business on August 1, 2000. A copy of the press release issued by the

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            Corporation is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

            The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)


      Date: July 19, 2000            By: /s/ JEFFREY B. LANE
                                         --------------------
                                         Jeffrey B. Lane
                                         President and Chief Executive Officer


                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on July 19, 2000, with respect to results of operations for the three months ended June 30, 2000.

99.2 Press release issued by the Corporation on July 19, 2000, with respect to the declaration of the Corporation's second quarter dividend.